SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Community First, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

April 7, 2004

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Community First, Inc. scheduled for April 27, 2004, at 4:00 p.m., in the executive offices of Community First Bank and Trust located in Columbia, Tennessee.

     As discussed in the accompanying proxy statement, at the Annual Meeting of Shareholders, you will be asked to elect members of the Board of Directors, and consider any other matters that properly come before the shareholders at the meeting. These matters are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

     Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. We ask that you please sign, date and return the enclosed proxy card at your earliest convenience.

     I hope that you will be able to attend the Annual Meeting on April 27, 2004.

Sincerely,

Eslick E. Daniel, M.D. Chairman of the Board

Enclosures

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
PROPOSAL 1: ELECTION OF CLASS II DIRECTORS
SHAREHOLDERS’ PROPOSALS
OTHER MATTERS

COMMUNITY FIRST, INC.
501 South James M. Campbell Boulevard
Columbia, Tennessee 38401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 27, 2004

     Notice is hereby given that the Annual Meeting of Shareholders (the “Shareholders Meeting”) of Community First, Inc. a Tennessee corporation and a bank holding company (the “Company”) will be held at the executive offices of Community First Bank & Trust, the Company’s wholly-owned subsidiary, located at 501 South James M. Campbell Boulevard, on April 27, 2004, beginning at 4:00 p.m. local time, for the following purposes:

1.	Elect Directors. To elect four (4) individuals to the Board of Directors as Class II directors, each to serve for a three (3) year term and until his successor is duly elected and qualifies;

2.	Other Business. To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

     Only shareholders of record at the close of business on January 30, 2004 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

     All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Shareholders Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Columbia, Tennessee April 7, 2004	Mark W. Hines Secretary

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
COMMUNITY FIRST, INC.
TO BE HELD ON
APRIL 27, 2004

INTRODUCTION

Solicitation of Proxies

     This Proxy Statement is being furnished to the Shareholders of Community First, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $5.00 par value Common Stock of the Company (“Common Stock”) for use at the Meeting of Shareholders of the Company to be held at the Community First Bank & Trust (the “Bank”) executive offices, 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, at 4:00 p.m. local time on Tuesday, April 27, 2004, and at any adjournment or postponement thereof (the “Shareholders Meeting”).

     The Shareholders Meeting is being held to (i) elect four (4) Class II directors of the Company; (ii) ratify the appointment of the Company’s outside auditing firm; and (iii) transact such other business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 6, 2004, and it and the accompanying notice and form of proxy are first being mailed to the Shareholders of the Company on or about April 6, 2004. All costs incurred in connection with preparing, printing, assembling and mailing this Proxy Statement and any accompanying materials used in the solicitation of proxies will be paid by the Company.

Record Date, Solicitation and Revocability of Proxies

     The Company’s Board of Directors has fixed the close of business on January 30, 2004, as the record date for the determination of shareholders entitled to vote at the Shareholders Meeting. As of such date, the Company had 1,500,000 shares of Common Stock authorized of which 1,349,806 shares were issued and outstanding, without including any vested options to purchase shares. Accordingly, only holders of shares of Common Stock at the close of business on such date will be entitled to vote at the Shareholders Meeting. Holders of the Common Stock are entitled to one vote on each matter considered and voted upon at the Shareholders Meeting for each share of Common Stock held of record at the close of business on January 30, 2004.

     Any Shareholder who has given a proxy may revoke it at any time prior to its exercise at the Shareholders Meeting by (i) giving written notice to the Secretary of the Company; (ii) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date; or (iii) appearing in person at the Shareholders Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Community First, Inc. 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401 Attention: Marc R. Lively, President and Chief Executive Officer.

Quorum and Shareholder Vote Required

     The presence, in person or by proxy, of holders of at least a majority of the total number of shares of the Common Stock of the Company issued, outstanding and entitled to vote is necessary to constitute a quorum at the Shareholders Meeting. Assuming the presence of a quorum, either in person or by proxy at the Shareholders Meeting, the affirmative vote of the holders of a plurality of the votes cast is required to elect the nominees for the directors of the Company, and the affirmative vote of the holders of a majority of the votes cast is required with respect to the other matters. With respect to the election of directors, each Shareholder entitled to vote at the Shareholders Meeting has the right to vote the number of shares owned by such Shareholder for as many persons as there are directors to be elected. No Shareholder has the right to cumulate votes for the election of directors.

     Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the Shareholders Meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Shareholders Meeting. Broker non-votes will not be counted as votes for or against any proposal.

Voting Securities and Principal Holders Thereof

     Set forth below is information, as of March 26, 2004, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) the chief executive officer and the other executive officers identified in the Summary Compensation Table and (d) all directors and executive officers of the Company as a group:

		Amount and Nature
Name and Address of		of Beneficial		Percent of Outstanding
Beneficial Owner	Description	Ownership		Common Stock(1)
Eslick E. Daniel, MD	Director, Chairman of	103,642	(2)	7.59%
501 S. James M. Campbell Blvd.	the Board of Directors
Columbia, TN 38401

Marc R. Lively	Director, President and	47,009	(3)	3.44%
501 S. James M. Campbell Blvd.	Chief Executive
Columbia, TN 38401	Officer of the Company and Chief Executive Officer of Community First Bank and Trust

Mark W. Hines 501 S. James M. Campbell Blvd. Columbia, TN 38401	Director and Secretary of the Company; President of Community First Bank and Trust	49,109	(4)	3.59%

Vasant Gopal Hari	Director	2,500		*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Roger Witherow	Director	9,637	(5)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Fred C. White	Director	36,500		2.70%
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Henry Paul Woody	Director	2,000	(6)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Dinah C. Vire	Director	14,400	(7)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Bernard Childress	Director	5,400	(8)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

James R. Sloan	Director	9,430	(9)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

		Amount and Nature
Name and Address of		of Beneficial		Percent of Outstanding
Beneficial Owner	Description	Ownership		Common Stock(1)
Dianne Scroggins	Chief Financial	3,800	(10)	*
501 S. James M. Campbell Blvd.	Officer of the Company
Columbia, TN 38401	and Community First Bank and Trust

Randy Maxwell	Director	9,100	(11)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

H. Allen Pressnell, Jr.	Director	11,380	(12)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

Stephen F. Walker	Director	8,400	(13)	*
501 S. James M. Campbell Blvd.
Columbia, TN 38401

All executive officers and directors as a group (14 persons)		312,307		22.86%

*	Indicates less than 1%.

(1)	For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, shares subject to presently exercisable stock options presently exercisable or which will be exercisable within sixty (60) days of March 26, 2004, held by such beneficial owner are deemed to be outstanding. Such shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)	Includes 10,000 shares of the Company’s Common Stock owned by Dr. Daniel’s wife, 46,000 shares held by the Daniel General Partnership, 20,000 shares held by various trusts in which the director serves as trustee, and options to purchase 3,400 shares that are exercisable pursuant to the Organizer Options Agreement.

(3)	Includes 2,200 shares of the Company’s Common Stock owned jointly with Mr. Lively’s wife, 100 shares owned by Mr. Lively’s daughter and held by Mr. Lively’s wife as custodian, options to purchase 7,942 shares of the Company’s Common Stock pursuant to the Management Stock Option Agreement.

(4)	Includes 2,000 shares of the Company’s Common Stock owned jointly with Mr. Hines’ mother, options to purchase 39,710 shares pursuant to the Management Stock Option Agreement and options to purchase 1,400 shares pursuant to the Organizer Options Agreement.

(5)	Includes 3,780 shares of the Company’s Common Stock held in an IRA owned by Mr. Witherow’s wife.

(6)	Includes 1,000 shares of the Company’s Common Stock owned by Mr. Woody’s wife.

(7)	Includes 2,000 shares of the Company’s Common Stock held in a custodian account by Ms. Vire for her daughter and options to purchase 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(8)	Includes options to purchase 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(9)	Includes options to purchase 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement. Includes 30 shares held by the reporting person’s grandchildren. The reporting person serves as custodian of these shares.

(10)	Includes options to purchase 2,800 shares of the Company’s Common Stock pursuant to the Employee Stock Option Agreement.

(11)	Includes 500 shares of the Company’s Common Stock owned by Mr. Maxwell’s children and options to purchase 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(12)	Includes 1,000 shares of the Company’s Common Stock owned jointly with Mr. Pressnell’s wife, and options to purchase 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

(13)	Includes 3,400 shares of the Company’s Common Stock pursuant to the Organizer Options Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under federal securities laws, the Company’s directors, executive officers and greater-than-10% shareholders are required to file reports of initial ownership and reports of changes in amounts of the Company’s Common Stock. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

Action to be Taken Under the Proxy

     Proxies in the accompanying form that are properly executed and returned will be voted at the Shareholders Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) “FOR” the election of the four (4) persons specified as nominees for directors of the Company, each of whom will serve for a three year term and until his successor is elected and qualifies; and (b) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting or any adjournment(s) thereof. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the proxies will be voted for the election, in his or her stead, of such other person as the management of the Company may recommend.

     All of the nominees for director have agreed to serve if elected. Management knows of no other matters of business to be presented for consideration at the Shareholders Meeting. If, however, any other matters properly come before the Shareholders Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Shareholders Meeting from time to time.

PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

General

     The Company’s Board of Directors is divided into three classes. Each class serves staggered terms of three years. At present, each class consists of four directors. The Class I directors are currently serving a three-year term, and will continue as directors until the Annual Meeting of Shareholders to be held in 2006 and until their successors have been duly elected and qualified. The Class III directors are also currently serving a three-year term, and will continue as directors until the Annual Meeting of Shareholders to be held in 2005 and until their successors have been duly elected and qualified. The Class II directors are up for election this year. The Board of Directors has nominated the Class II directors for election at this Shareholders Meeting each to serve a three-year term. Mr. Henry P. Woody decided not to stand for re-election this year, and the Board has determined to reduce the size of the Board to 12 members effective upon the Annual Meeting.

     Each Class II director elected at the Shareholders Meeting will serve until the Annual Meeting of Shareholders in 2007 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The Board of Directors has no nominating committee. Instead, all nominations for director are made by the full Board of Directors. Directors are elected by a plurality of the votes cast.

Director Nomination Procedure

     The Company seeks to attract and retain highly qualified directors who are willing to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company. The Board of Directors desires to maintain flexibility in choosing appropriate board candidates, and therefore has not adopted specific, minimum qualifications that must be met by a recommended nominee for a position on the Company’s Board of Directors. Board candidates are generally considered based on various criteria, including their business and professional skills and experiences, business and social perspective, personal integrity and judgment and other factors the Board of Directors may deem relevant under the circumstances.

     Director nominees are selected by a majority vote of the independent directors, which includes all of the directors except Messrs. Lively and Hines, all of whom participate in the consideration of director nominees. Given the size and composition of the Company’s Board of Directors, the Company does not have a separate nominating committee or a nominating committee charter.

     The Board of Directors does not have a specific policy with regard to the consideration of director nominees submitted by a shareholder. The Board of Directors will evaluate nominees for directors submitted by a shareholder on the same basis as other nominees and does not believe a specific policy is appropriate or necessary given the size and composition of the Company’s Board and the infrequency with which director nominees have been submitted in the past. Nominations to the Board may be submitted by shareholders of the Company for consideration by the Board of Directors through the corporate secretary, Mark W. Hines, Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

Information About Nominees and Continuing Directors

     Set forth below with respect to the continuing directors and nominees for director of the Company is information regarding their business experience during the past five years and other information. All current directors began their services upon the organization of the Company in August 2002, and have been directors of the Bank since the date indicated. The Bank and the Company have identical Executive, Loan, Audit and Personnel committees. The Board of Directors recommends that shareholders vote FOR the Class II Director Nominees set forth below.

Name	Age	Principal Occupation

Class II — Nominees for Directors Whose Terms of Office Expire in 2007:

Fred C. White	62	Mr. White is currently a local businessman. He was formerly the co-owner of Smelter Service Corporation. Mr. White serves on the Executive, Loan, Compensation and Audit Committees. He was first elected to the Board in 2000.

Roger Witherow	55	Mr. Witherow is President and a registered representative of Roger Witherow & Associates, Inc. through which he sells insurance and securities. Mr. Witherow serves on the Loan, Personnel, Compensation and Executive Committees. He was first elected to the Board in 2000.

Bernard Childress	48	Mr. Childress is a former educator. He is currently the Assistant Executive Director of the Tennessee Secondary School Athletic Association and is active in community activities through Leadership Maury County, the YMCA, the Rotary Club and the Maury Regional Hospital Advisory Board. Mr. Childress serves on the Personnel Committee. He was first elected to the Board in 1999.

Stephen Walker	34	Mr. Walker is the Commercial Property Manager for Walker Family Limited Partnership and is active in the Columbia Main Street Corporation. He was first elected to the Board in 1999.

Name	Age	Principal Occupation

Class I — Directors Whose Terms of Office Expire in 2006:

Randy Maxwell	47	Mr. Maxwell is Assistant Vice President for Investments of Tennessee Farmers Mutual Insurance Company. He is the Chairman of the Company’s Investment Committee, and serves on the Company’s Audit Committee. He was first elected to the Board in 1999.

H. Allen Pressnell, Jr.	58	Mr. Pressnell is President and Owner of Columbia Rock Products. He serves on the Company’s Personnel and Compensation Committee and was first elected to the Board in 1999.

James R. Sloan	75	Mr. Sloan is President and CEO of Jim Sloan Ford Lincoln Mercury, Inc. and a partner in J&R, L.L.C., a real estate partnership. He serves as Chairman of the Company’s Audit Committee, and was first elected to the Board in 1999.

Dinah C. Vire	52	Ms. Vire manages a physician’s office. She chairs the Company’s Personnel, Compensation and Investment Committee. Ms. Vire was first elected to the Board in 1999.

Class III — Directors Whose Terms Expire in 2005:

Marc R. Lively	40	Mr. Lively is the President and Chief Executive Officer of the Company, and the Chief Executive Officer of Community First Bank and Trust. Mr. Lively serves on the Bank’s Executive, Personnel, and Investment Committees. He is also Chairman of the Loan Committee, and as a Director of Community First Title, Inc. Prior to joining the Bank, Mr. Lively managed the Tennessee Corporate Banking Group of TransFinancial Bank in Nashville. He was first elected to the Board in 1999.

Mark W. Hines	41	Mr. Hines serves as the Corporate Secretary of the Company and as President of Community First Bank and Trust. He was formerly with the Middle Tennessee Bank in Columbia, Tennessee where he served as director of information systems and director of marketing as well as the chief financial officer and re-engineering coordinator. Mr. Hines serves on the Bank’s Executive, Loan, and Investment Committees. Mr. Hines is also President and Chief Executive Officer of Community First Title, Inc. He was first elected to the Board in 1999.

Eslick E. Daniel, M.D.	62	Mr. Daniel is Chairman of the Board of Directors. He is an orthopedic surgeon and president and founder of Mid-Tennessee Bone and Joint Clinic, P.C. Dr. Daniel serves on the Bank’s Executive, Loan, Compensation and Investment Committees. He was first elected to the Board in 1999.

Vasant Hari	55	Mr. Hari is an investor in the hospitality industry. Mr. Hari also serves as director of Community First Title, Inc. He was first elected to the Board in 2000.

     The Company’s Board of Directors has established procedures for the Company’s shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Community First, Inc. 501 S. James Campbell Blvd., Columbia, Tennessee 38401.

     The Company’s Board of Directors has adopted a policy stating that directors are strongly encouraged to attend the annual meeting of shareholders each year. (In order to encourage director attendance at the annual meeting of shareholders, a meeting of the Board of Directors is held immediately following the annual meeting of shareholders each year.) All directors attended the 2003 Annual Meeting of Shareholders.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information for the past two fiscal years concerning compensation paid or accrued by the Company to or on behalf of the Company’s chief executive officer and secretary:

Summary Compensation Table

		Annual		Long Term
		Compensation		Compensation
				Securities
Name and Principal	Fiscal			Underlying	All Other
Position	Year	Salary	Bonus	Options Awarded	Compensation
Marc R. Lively	2003	$125,000	$16,900	0	$31,378	(1)
President and Chief Executive Officer	2002	111,568	12,000	0	20,471	(1)
of the Company and Chief Executive	2001	101,375	-0-	0	14,269	(1)
Officer of Community First Bank and Trust

Mark W. Hines	2003	$125,000	$16,900	0	$49,996	(2)
Corporate Secretary and President	2002	111,568	12,000	0	19,455	(2)
Community First Bank and Trust	2001	101,375	-0-	0	12,908	(2)

(1)	For fiscal year ended December 31, 2003, this represents $3,661.11 for the payment of monthly country club fees, a 401(k) contribution in the amount of $5,046.78, deferred compensation (fair market value) in the amount of $15,625.00, a car allowance of $1,644.85, and $5,400 in directors’ compensation fees. For fiscal year ended December 31, 2002, this represents $3,382 for the payment of monthly country club fees, an IRA contribution in the amount of $3,331, deferred compensation in the amount of $9,971, a car allowance of $787, and $3,000 in directors’ compensation fees. For fiscal year ended December 31, 2002, this represents $3,409 for the payment of monthly country club fees, an IRA contribution in the amount of $2,951, deferred compensation in the amount of $4,909 and $3,000 in directors’ compensation fees.

(2)	For fiscal year ended December 31, 2003, this represents $2,245.45 for the payment of monthly country club fees, a 401(k) contribution in the amount of $5,046.78, deferred compensation (fair market value) in the amount of $15,625.00, a car allowance of $1,689.64, $5,400 in directors’ compensation fees, and $20,000 proceeds from non-qualified stock options. For fiscal year ended December 31, 2002, this represents $2,227 for the payment of monthly country club fees, an IRA contribution in the amount of $3,331, deferred compensation in the amount of $9,971, a car allowance of $926 and $3,000 in directors’ compensation fees.

Options Grants in 2003

No options were granted to Mr. Lively and Mr. Hines in 2003

Aggregated Option Exercises in Last Fiscal Year
and Option Values at December 31, 2003

			Number of	Value of Unexercised
	Number of		Unexercised	In-the-Money
	Shares		Options at	Options at
	Acquired	Value	December 31, 2003	December 31, 2003
Name	on Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable (1)
Marc R. Lively	¯	¯	35,168/15,882	$527,520/$238,230
Mark W. Hines	2,000	$20,000 (2)	33,168/15,882	$497,520/$238,230

(1)	At December 31, 2003, the closing price for the Company’s common stock was $25.00. Value is calculated on the basis of the difference between the option exercise price and $25.00 multiplied by the number of shares of common stock underlying the option.

(2)	Value is calculated on the basis of the difference between the option exercise price and the fair market value on the date of exercise multiplied by the number of shares of common stock acquired.

Deferred Compensation Master Plan Agreement

     On February 14, 2001, the Board of Directors approved the adoption of a Deferred Compensation Master Plan Agreement (“the Compensation Plan”) by the Company. The Compensation Plan provides additional retirement benefits for a select group of management. To be eligible for the Compensation Plan, an employee must be designated, in writing, as a participant by the Board of Directors. Once an employee becomes a participant, he or she remains a participant until his or her termination of employment with the Company, and thereafter, until all benefits to which he or she (or his or her beneficiary) is entitled under the Compensation Plan have been paid, unless otherwise provided under the Compensation Plan.

     The Deferred Compensation Plan provides that the Company will make contributions to a participant’s retirement account at the written direction of the Board of Directors in amounts determined at the sole discretion of the Board of Directors.

     On February 14, 2001, the Board of Directors designated Mark W. Hines and Marc R. Lively as eligible participants in the Compensation Plan. The Board of Directors also determined that the Company will make a contribution to each named executive’s retirement account of 9% of that executive’s monthly base salary.

     The retirement benefits under the Deferred Compensation Plan will vest according to the following schedule:

Completed Years of	Vested
Plan Participation	Percentage
0-10	00.00%
11 or more	100%

     Upon retirement at age 65 (or as otherwise permitted under the Pension Plan), a participant in the Deferred Compensation Plan receives an annual benefit. The annual benefit will amount to the sum of all amounts deferred, including any contributions made by the Company, any interest credited to the participant or his or her beneficiaries and investment earning or losses credited pursuant to the agreement, minus any distributions to such participant or his or her beneficiaries. The Plan Administrator will have the sole discretion to determine the amount of each annual installment based on the value of the participant’s accrued benefit at the date of retirement and on prevailing interest rates at that time.

     The Compensation Plan also entitles participants to disability, death, and termination benefits.

     The Board of Directors adopted the Deferred Compensation Plan because it believes that it is in the Company’s best interest to provide such benefits to executives. The Board of Directors believes that the Compensation Plan, bonuses, and other benefits enhance the Company’s ability to attract and retain the executive talent that the Company needs in order to maximize its return to shareholders.

     The Company attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with average market rates for executives who hold comparable positions or have similar qualifications in other companies that are the Company’s size.

Agreements with Executives

     The Company has entered into employment agreements with Messrs. Hines and Lively in order to assure itself of the employment of the executives for the terms specified in the agreements. The terms of the employment agreements require the executive to remain in the employ of the Company for a term of thirty-six (36) full calendar months. The employment terms are automatically renewable unless the agreement is terminated or amended in accordance with the terms of such agreements. These agreements were renewed in May, 2002 for an additional twenty-four months and currently mature on May 15, 2004.

     These employment agreements also include change-in-control provisions. The change-in-control terms are intended to encourage key executives to remain in the Company’s employ by providing them with greater security and imposing various restrictions on competitive employment should an officer leave the Company’s employment. If the change in control provisions become operative, and if the employment with the Company of one of these officers is terminated, the officer will be entitled to receive a severance pay or liquidated damages, or both, equal to an amount that is one (1) times the executive’s base amount then currently in effect. The executive will also be entitled to receive continued benefits, retirement contributions that would have been made under the remaining term of the agreement and benefits due under or contributed to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Company on the executive’s behalf.

     A change in control of the Company will be deemed to occur if (1) there occurs an acquisition in one or more transactions of at least 15% but less than 25% of the Company’s common stock by any person, or by two or more persons acting as a group (excluding officers and directors of the Company), and the adoption by the Board of Directors of a resolution declaring that a change in control of the Company has occurred; or (ii) there occurs a merger, consolidation, reorganization, re-capitalization or similar transaction involving the securities of the Company upon the consummation of which more than 50% in voting power of the voting securities of the surviving corporation(s) is held by persons other than former shareholders of the Company; or (iii) 25% or more of the directors elected by shareholders of the Company to the Board of Directors are persons who were not listed as nominees in the Company’s then most recent proxy statement.

     The employment agreements also entitle the executives to benefits if the executive is terminated as a result of a disability, retirement or death. Upon the executive’s termination for disability, the Company will pay the executive as disability pay, a bi-weekly payment equal to two-thirds (2/3) of executive’s bi-weekly rate of Base Salary on the effective date of such termination. The Company will also continue to provide life, medical, dental and disability coverage to the executive. These payments shall commence on the effective date of the executive’s termination and will end on the earlier of (1) the date the executive returns to the full-time employment of the Bank in the same capacity as he was employed prior to his termination or disability and pursuant to an employment agreement between the executive and the Bank; (2) the executive’s full-time employment by another employer; (3) the executive attaining the normal expected retirement age or age 65 if the executive so elects or (4) the executive’s death. Upon termination of the executive at retirement, which is at age 65 or in accordance with any retirement management established with the executive’s consent, the executive will be entitled to all benefits under any retirement plan of the Company. See “Deferred Compensation Plan.” Upon termination at death, the executive’s beneficiaries will be entitled to the executive’s benefits.

     The Board of Directors caused the Company to enter into these employment agreements with the executives because it believes that it is in the Company’s best interest to assure itself of the employment of the executives and to restrict the executives’ competitive employment should the executive leave the employ of the Company.

     The executives are not entitled to any benefits if they are terminated for cause.

Director Compensation

     All directors, including directors who are employees of the Company, receive $450.00 as compensation for each board meeting attended. The non-employee members of the Executive Committee received a $2,000 retainer. In addition, each outside director receives $200.00 per committee meeting attended.

Certain Relationships and Related Transactions

     Except as set forth below, there were no related party transactions during 2003 and there are no existing or proposed direct or indirect material transactions between the Company and any of their officers, directors, or any affiliate of the foregoing, except in the ordinary course of the Company’s business.

     The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers of directors have a controlling interest, on substantially the same terms (including price or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such banking transactions have no and will not involve more than the normal risks of collection, nor present other unfavorable features.

     As of December 31, 2003, the aggregate amount of loans outstanding to directors, executive officers and related parties was approximately $3,388,000.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company held twelve (12) regular and no special meetings during 2003. No director of the Company attended fewer than 75% of the aggregate of (1) the total number of board meetings held during 2003 and (2) the total number of committee meetings of the Board of Directors on which he or she served during 2003.

Personnel Committee

     The Board of Directors has a standing Personnel Committee comprised of Directors Bernard Childress, Marc Lively, Roger Witherow, Dinah C. Vire and H. Alan Pressnell, Jr.. Ms. Vire acts as the Chairman of the Personnel Committee. With the exception of Mr. Lively, all of the members of the Personnel Committee are independent, non-employee directors, none of whom has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Personnel Committee or entities whose executives serve on the Board of Directors or the Personnel Committee that require disclosure under applicable SEC regulations. The Personnel Committee sets policies and oversees employee matters relating to the Company except for the executive compensation of Marc R. Lively and Mark W. Hines.

Compensation Committee

     The Board of Directors has a Compensation Committee currently composed of Roger Witherow, Eslick Daniel, M.D., Fred C. White, Dinah C. Vire and H. Alan Pressnell, Jr. This Committee oversees matters relating to the compensation of Marc Lively and Mark Hines. None of the members of the Compensation Committee has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations. All members of this Committee are independent directors as defined by the listing standards of the National Association of Securities Dealers, Inc. (the “NASD”). The Committee was formed in 2004 and did not meet in 2003.

Audit Committee

Identification of Members and Functions of Committee

     The Audit Committee of the Company’s Board of Directors is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is currently composed of four directors, James R. Sloan, Henry Paul Woody, Fred C. White and Randy Maxwell, each of whom is independent under the NASD’s listing standards and the rules and regulations of the Securities and Exchange Commission. The Company has at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors has determined that Mr. White is an “audit committee financial expert” as defined in applicable Securities and Exchange Commission rules and that he is independent under the Securities and Exchange Commissions’ rules and regulations.

     In accordance with the Company’s bylaws, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee has not adopted a formal charter. The Audit Committee met ten (10) times in fiscal year 2003. Prior to the release of quarterly reports in fiscal year 2003, the Audit Committee or a member of the Audit Committee also reviewed and discussed the interim financial information contained therein with Crowe Chizek and Company, the Company’s independent auditors.

Audit Committee Report

     The following is the Report of the Audit Committee regarding the Company’s audited financial statements to be included in the Company’s Annual Report on Form 10-KSB:

Auditor Independence

     The Audit Committee received from Crowe Chizek and Company written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors’ independence, and discussed this information with Crowe Chizek and Company. The Audit Committee specifically considered the provision of information technology services or other non-audit services by Crowe Chizek and Company and concluded that the nature and scope of such services provided to the Company did not compromise Crowe Chizek and Company’s independence. The Audit Committee also reviewed and discussed with management and with Crowe Chizek and Company the quality and adequacy of the Company’s internal controls. The Audit Committee also reviewed with Crowe Chizek and Company and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with Crowe Chizek and Company also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

Review of Audited Financial Statements

     The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003 and has discussed the audited financial statements with management and with Crowe Chizek and Company. Based on all of the foregoing reviews and discussions with management and Crowe Chizek and Company, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

     Randy Maxwell
     James R. Sloan
     Henry Paul Woody
     Fred C. White

     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by my general statement incorporating by reference this Proxy Statement into my filing vote under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

     The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent accountant to the Company. The policy requires that all services Crowe Chizek and Company, the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. That Audit Committee approved all audit and non-audit services provided by Crowe Chizek and Company during fiscal 2003 prior to Crowe Chizek and Company performing such services.

     The Audit Committee has selected Crowe Chizek and Company, Certified Public Accountants, as the Company’s independent, outside auditing firm for 2004. Crowe Chizek and Company is a full-service firm of certified public accountants with expertise in bank holding company auditing. The firm is located in Brentwood, Tennessee.

     It is anticipated that a representative of Crowe Chizek and Company will be present at the Shareholders Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Shareholders Meeting if the representative desires.

Audit Fees

     During the years ended December 31, 2003 and December 31, 2002, the Company was billed the aggregate fees set forth below by Crowe Chizek and Company, the Company’s independent accountant:

	2003	2002
Audit Fee (1)	$58,631	$35,622
Audit Related Fees (2)	16,461	3,945
Tax Fees (3)	8,060	3,180
All Other Fees (4)	24,421	10,110

Total Fees	$107,573	$52,857

1.	Audit Fees include fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-KSB and quarterly reports on Form 10-QSB.

2.	Audit-Related Fees include fees related to an opinion furnished to the FHLB, procedures related to the Form SB-2 filed with the SEC and the consent for the Form S-8.

3.	Tax Fees include fees related to tax return preparations and other tax related assistance, planning and advice.

4.	All other fees include fees for loan review and EDP audit and 2002 internal audit and other accounting assistance.

SHAREHOLDERS’ PROPOSALS

     Under SEC rules, proposals from the Company’s eligible shareholders for presentation for action at the 2005 Annual Meeting of Shareholders must be received by the Company no later than November 17, 2004, in order to be considered for inclusion in the Proxy Statement and Proxy for that Annual Meeting. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at the Company’s principal executive offices.

     Under the Company’s By-Laws, and as SEC rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Company at the Company’s principal executive offices. The Company must receive notice as follows:

•	Normally, the Company must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Assuming that the Company’s 2004 Annual Meeting is held on schedule, the Company must receive notice pertaining to the 2005 Annual Meeting no later than January 21, 2005.

•	However, if the Company holds the annual meeting on a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.

•	If the Company holds a special meeting to elect directors, the Company must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

     A notice of a proposed nomination must include certain information about the shareholder and nominee. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Any such proposals, as well as any questions relating thereto, should be directed to Mark Hines, Secretary, Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

OTHER MATTERS

     Management of the Company does not know of any matters to be brought before the Shareholders Meeting other than those described in this Proxy Statement. If any other matters properly come before the Shareholders Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

Annual Report and Additional Information

     The Company’s 2003 Annual Report to Shareholders, including the Company’s audited balance sheet for the year ended December 31, 2003 and the Company’s audited financial statements for the years ended December 31, 2003 and 2002, are being furnished to the shareholders with this proxy statement. You may obtain the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission, with exhibits, by either writing or calling the following address or telephone number: Community First, Inc. 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, Attn: Dianne Scroggins or (931) 380-2265 Attn: Dianne Scroggins.

PROXY CARD
REVOCABLE PROXY

COMMUNITY FIRST, INC.

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 27, 2004.

     The undersigned, having received the Notice of Annual Meeting and the Proxy Statement dated April 7, 2004, appoints MARK W. HINES and MARC R. LIVELY, and each of them proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of Common Stock of Community First, Inc. (the “Company”) which the undersigned is entitled to vote at the Shareholders Meeting to be held on Tuesday, April 27, 2004, beginning at 4:00 p.m. local time, at the principal executive offices, 501 S. James M. Campbell Boulevard, Columbia, Tennessee 38401, and any adjournment(s) thereof, as specified in this Proxy:

1.	Election of Class II Directors

FOR ALL OF THE NOMINEES

WITHHOLD AUTHORITY FOR ALL OF THE NOMINEES

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, STRIKE A LINE THROUGH HIS OR HER NAME IN THE LIST BELOW:

Fred C. White

Roger Witherow

Bernard Childress

Stephen Walker

2.	In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     The Board of Directors recommends affirmative votes for Items 1 and 2, and IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 and 2.

     The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ANY SHAREHOLDER DESIRING TO REVOKE HIS OR HER PROXY AND VOTE IN PERSON AT THE SHAREHOLDERS MEETING ARRIVE AT THE MEETING LOCATION BY 3:00 P.M. LOCAL TIME TO FACILITATE CONFIRMATION OF NUMBER OF SHARES ELIGIBLE TO VOTE.

DATED: , 2004

Signature

Signature if held jointly

Please print or type your name

PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.

☐     Please mark here if you plan to attend the Shareholders Meeting.

Please return your signed Proxy to:

Community First, Inc. 501 South James M. Campbell Boulevard Columbia, Tennessee 38401 Attn: Mark W. Hines